EXHIBIT 99.1            DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
                                         OCTOBER 29, 2001

                                Rated
                                Water
Rig Name                        Depth         Design                                 Location                  Status
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader                  200'          Mat Cantilever                           GOM                    Shipyard
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Drake                     200'          Mat Cantilever                           GOM                   Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Champion                  250'          Mat Slot                                 GOM                    Shipyard
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia                  250'          Independent Leg Cantilever               GOM                   Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan                   250'          Independent Leg Cantilever               GOM                   Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Spur                      250'          Independent Leg Cantilever               GOM                   Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign                 250'          Independent Leg Cantilever            Indonesia                Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage                  250'          Independent Leg Cantilever            Indonesia                Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean King                      300'          Independent Leg Cantilever               GOM                   Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget                    300'          Independent Leg Cantilever               GOM                   Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Summit                    300'          Independent Leg Cantilever               GOM                    Shipyard
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick                   300'          Independent Leg Cantilever               GOM                   Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Titan                     350'          Independent Leg Slot                     GOM                   Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Tower                     350'          Independent Leg Slot                     GOM                   Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Liberator                 600'          Aker H-3                             Ivory Coast                 Stacked
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Century                   800'          Korkut                                   GOM                  Cold Stacked
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador                1,100'        Bethlehem SS-2000                        GOM                     Stacked
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad                     1,200'        Aker H-3                              North Sea                Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean New Era                   1,500'        Korkut                                   GOM                     Stacked
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty                    1,500'        Victory Class                         Australia                Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian                  1,500'        Earl & Wright Sedco 711 Series        North Sea                Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Princess                  1,500'        Aker H-3                              North Sea                Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Whittington               1,500'        Aker H-3                                Brazil                 Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch                     1,640'        Korkut                                  China                  Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean General                   1,640'        Korkut                                Australia                Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Prospector                1,700'        Victory Class                            GOM                  Cold Stacked
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor                  2,000'        Victory Class                            GOM                   Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Concord                   2,200'        F&G SS-2000                              GOM                   Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington                 2,200'        F&G SS-2000                              GOM                   Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga                  2,200'        F&G SS-2000                              GOM                   Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown                  2,850'        F&G SS-2000                             Brazil                 Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager                   3,200'        Victory Class                            GOM                   Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy                     3,300'        DP DYVI Super Yatzy                     Brazil                 Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Worker                    3,500'        F&G 9500 Enhanced Pacesetter             GOM                   Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Quest                     3,500'        Victory Class                            GOM                   Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Winner                    3,500'        Aker H-3                                Brazil                 Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Alliance                  5,000'        Alliance Class                          Brazil                 Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Star                      5,500'        Victory Class                            GOM                   Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Victory                   5,500'        Victory Class                            GOM                   Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean America                   5,500'        Ocean Odyssey                            GOM                   Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant                   5,500'        Ocean Odyssey                            GOM                   Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Baroness                  6,500'        Victory Class                         Singapore             Shipyard Upgrade
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Rover                     6,500'        Victory Class                            GOM                     Upgrade
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence                7,500'        DP Aker H-3.2 Modified                   GOM                   Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper                   7,500'        DP Fluor/Mitsubishi                     Brazil                 Contracted
-----------------------------------------------------------------------------------------------------------------------------------

Table Continued...

Rig Name                    Operator        Current Term                       Start Date                  Estimated End Date
-------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader                  -                           -                  mid September 2001          early December 2001
-------------------------------------------------------------------------------------------------------------------------------
Ocean Drake                  Chevron        60-day extension plus option       early October 2001          late November 2001
-------------------------------------------------------------------------------------------------------------------------------
Ocean Champion                  -                           -                  early August 2001           mid November 2001
-------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia               Murphy         one well plus option               early October 2001          early November 2001
-------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan                  BP           six month term                     late May 2001               late November 2001
-------------------------------------------------------------------------------------------------------------------------------
Ocean Spur                     BP           120-day extension plus option      early October 2001          early February 2002
-------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign               Maxus         two-year term                      mid September 2000          mid October 2002
-------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage                Maxus         one-year term                      late January 2001           late January 2002
-------------------------------------------------------------------------------------------------------------------------------
Ocean King                     BP           one-well                           mid September 2001          late October 2001
-------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget                 Seneca         three workovers plus options       early October 2001          mid November 2001
-------------------------------------------------------------------------------------------------------------------------------
Ocean Summit                    -                           -                  mid June 2001               mid November 2001
-------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick                  BP           90 day extension plus option       early October 2001          early January 2002
-------------------------------------------------------------------------------------------------------------------------------
Ocean Titan                 Dominion        one-well plus option               late September 2001         early December 2001
-------------------------------------------------------------------------------------------------------------------------------
Ocean Tower                 Spinnaker       drill and complete one-well plus   late October 2001           early January 2002
                                            option
-------------------------------------------------------------------------------------------------------------------------------
Ocean Liberator                 -                           -                                 -                             -
-------------------------------------------------------------------------------------------------------------------------------
Ocean Century                   -                           -                                 -                             -
-------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador                -                           -                                 -                             -
-------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad                   Shell         one well                           late October 2001           mid November 2001
-------------------------------------------------------------------------------------------------------------------------------
Ocean New Era                   -                           -                                 -                             -
-------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty               Bass Strait      one well                           mid October 2001            mid November 2001
-------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian                Shell         nine months plus option            mid May 2001                mid February 2002
-------------------------------------------------------------------------------------------------------------------------------
Ocean Princess              Talisman        three-month term                   early September 2001        early December 2001
-------------------------------------------------------------------------------------------------------------------------------
Ocean Whittington             Devon         one well plus option               mid October 2001            mid November 2001
-------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch                   CACT          second option well                 early August 2001           late November 2001
-------------------------------------------------------------------------------------------------------------------------------
Ocean General                  OMV          four wells plus one abandonment    early October 2001          late January 2002
-------------------------------------------------------------------------------------------------------------------------------
Ocean Prospector                -                           -                                 -                             -
-------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor               Walter         second of two wells                mid October 2001            late November 2001
-------------------------------------------------------------------------------------------------------------------------------
Ocean Concord                Walter         complete one well                  mid September 2001          early November 2001
-------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington              Murphy         nine month term plus option        early June 2001             early March 2002
-------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga           Pogo Producing     two wells                          mid August 2001             early December 2001
-------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown             Enterprise       15-well development                mid September 2001          late August 2003
-------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager               Westport        one well plus option               mid September 2001          late October 2001
-------------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy                 Petrobras       five-year term plus option         early November 1998         early November 2003
-------------------------------------------------------------------------------------------------------------------------------
Ocean Worker                  Shell         four-year term plus option         mid January 1998            mid January 2002
-------------------------------------------------------------------------------------------------------------------------------
Ocean Quest                    BHP          one well                           mid August 2001             early November 2001
-------------------------------------------------------------------------------------------------------------------------------
Ocean Winner                Petrobras       18-month extension                 early July 2001             early November 2002
-------------------------------------------------------------------------------------------------------------------------------
Ocean Alliance              Petrobras       two-year term - DO                 early September 2000        early September 2002
                                            exercised early
                                            termination option for
                                            third year
-------------------------------------------------------------------------------------------------------------------------------
Ocean Star                 Kerr McGee       two wells plus option              late October 2001           early December 2001
-------------------------------------------------------------------------------------------------------------------------------
Ocean Victory                  BP           three months plus option           late October 2001           mid January 2002
-------------------------------------------------------------------------------------------------------------------------------
Ocean America               Anadarko        one well assignment from BP        early April 2001            late November 2001
-------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant             Amerada Hess      810 day term                       late April 2001             late December 2001
-------------------------------------------------------------------------------------------------------------------------------
Ocean Baroness                  -                           -                                 -            early March 2002
-------------------------------------------------------------------------------------------------------------------------------
Ocean Rover                     -                           -                                 -            Second Quarter 2003
-------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence               BP           five-year term                     early January 2001          early January 2006
-------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper               Petrobras       three-year term                    mid January 2000            early January 2003
-------------------------------------------------------------------------------------------------------------------------------

Table continued...

Rig Name                            Dayrate (in thousands) Future Contract and Other Information
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader                                -            shipyard for scheduled survey then available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Drake                         lower 20's             available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Champion                                -            shipyard for inspection and repair then available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia                      lower 20's             available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan                       upper 40's             120-day extension plus option with BP in mid 40's ending late
                                                           March 2002.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Spur                          lower 40's             available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign                     lower 30's             available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage                      mid 30's               available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean King                          mid 50's               shipyard for scheduled survey then available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget                        lower 20's             available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Summit                                  -            available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick                       upper 40's             available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Titan                         lower 50's             available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Tower                         lower 20's             available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Liberator                               -            available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Century                                 -                                               -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador                              -            available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad                         lower 70's             two wells with Veba in lower 70's ending mid February 2002.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean New Era                                 -            available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty                        upper 90's             Woodside to demobe rig to Freemantle in mid 80's ending early
                                                           December 2001
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian                      lower 70's             available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Princess                      upper 60's             three month option plus option with Talisman in upper 70's ending early March 2002.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Whittington                   lower 60's             available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch                         lower 60's             five wells plus options with BP in Vietnam in lower 60's ending early
                                                           March 2002, rate change after 3/1/02 to lower 70's ending late May 2002.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean General                       mid 90's               available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Prospector                              -                                               -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor                      lower 30's             available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Concord                       lower 40's             available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington                     upper 40's             available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga                      mid 50's               available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown                      lower 60's             available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager                       mid 40's               available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy                         120's                  available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Worker                        120's                  available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Quest                         lower 90's             one well with Kerr McGee in lower 80's ending early December 2001
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Winner                        lower 80's             available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Alliance                      110's                  downtime for repairs from early September 2001 through early November
                                                           2001.  Loss of hire insurance includes 30-day deductible.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Star                          120's                  available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Victory                       120's                  available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean America                       110's                  available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant                       120's                  available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Baroness                                -            LOI for two wells plus options with Murphy in 170's ending mid
                                                           August 2002.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Rover                                   -            available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence                    170's                  available
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper                       lower 90's             available
-----------------------------------------------------------------------------------------------------------------------------------

NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico